SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule Of Financial Expenses Net [Abstract]
Interest income	$ 101	$ 406	$ 160
Issuance expenses	0	(368)	0
Bank fees	(14)	(16)	(13)
Loss from inducement offer letter agreement	0	(1,502)	0
Change in fair value of derivative warrant liability	0	1,726	0
Exchange rate differences	6	2	(61)
Total other financial expenses, net	$ 93	$ 248	$ 86